SUPPLEMENT DATED JANUARY 31, 2018
FIRST INVESTORS TAX EXEMPT FUNDS PROSPECTUS
DATED MAY 1, 2017

1.
In “The Funds Summary Section” for the Tax Exempt Income Fund and the Tax Exempt Opportunities Fund, the following is added to the end of the first paragraph under the heading “Fees and Expenses of the Fund”:

You may be required to pay a commission to your financial intermediary for Institutional Class shares purchased through them. Such Commissions are not reflected in the tables or the Example below.
2.	In “The Funds Summary Section” for the Tax Exempt Income Fund, the “Principal Investment Strategies” sub-section is deleted and replaced with the following:
Principal Investment Strategies:  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a Tax Preference Item.  However, the Fund typically attempts to invest all of its assets in such securities.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories.
The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Adviser to be, investment grade at the time of purchase.  The Fund may invest in securities insured against default by independent insurance companies.  The Fund also may invest in derivatives, including: inverse floaters, interest rate swaps, futures and options on futures to increase income, hedge against interest rate changes or enhance potential return.
To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund. High yield bonds include those that are rated below Baa3 by Moody’s Investor Services, Inc. or below BBB- by Standard and Poor’s Rating Services and unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on bonds that it believes can generate attractive and consistent income.  In addition, the Adviser may also invest in exchange-traded funds (“ETFs”) that could expose the Fund to high yield securities.
In selecting investments for the Fund, the Adviser and Green Square consider various factors, including: a security’s maturity, duration, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Adviser or Green Square may sell a security for various reasons, including to adjust the Fund's sensitivity to changes in interest rates (duration), replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash.  The Adviser and Green Square generally consider taxes in deciding whether to sell an investment.
Typically, the securities purchased by the Fund will have maturities of fifteen years or more, but the Fund may invest in securities with any maturity.
3.	In “The Funds Summary Section” for the Tax Exempt Opportunities Fund, the “Shareholder Fees” and the “Annual Fund Operating Expenses” tables are deleted and replaced with the following:

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.00%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%[1]	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Advisor Class	Institutional Class
Management Fees[2]	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.30%	1.00%	None	None
Other Expenses	0.15%	0.18%	0.29%	0.14%
Total Annual Fund Operating Expenses	1.00%	1.73%	0.84%	0.69%
1.   A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.
2.  The expense information in the table has been restated to reflect a decrease in the advisory fee effective as of January 31, 2018.

4.	In “The Funds Summary Section” for the Tax Exempt Opportunities Fund, the tables under the heading “Example” are deleted and replaced with the following:
	1 year	3 years	5 years	10 years
Class A shares	$498	$706	$930	$1,576
Class B shares	$576	$845	$1,139	$1,848
Advisor Class shares	$86	$268	$466	$1,037
Institutional Class shares	$70	$221	$384	$859
You would pay the following expenses on Class B shares if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class B shares	$176	$545	$939	$1,848

5.	In “The Funds Summary Section” for the Tax Exempt Opportunities Fund, the “Principal Investment Strategies” sub-section is deleted and replaced with the following:
Principal Investment Strategies:  Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax and is not a Tax Preference Item.  However, the Fund typically attempts to invest all of its assets in such securities.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories.
The Fund primarily invests in high quality municipal securities that are rated as, or, if unrated, are determined by the Adviser to be, investment grade at the time of purchase.  The Fund may invest in securities insured against default by independent insurance companies.  The Fund also may invest in derivatives, including: inverse floaters, interest rate swaps, futures and options on futures to increase income, hedge against interest rate changes or enhance potential return.
The Adviser seeks total return for the Fund through actively trading to take advantage of relative value opportunities in the municipal bond market.  As a result, the Adviser may, at times, engage in short-term trading within the Fund, which could produce higher transaction costs and taxable distributions and may result in a lower total return and yield for the Fund.
To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund.  High yield bonds include those that are rated below Baa3 by Moody’s Investor Services, Inc. or below BBB- by Standard and Poor’s Rating Services and unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on bonds that it believes can generate attractive and consistent income.  In addition, the Adviser may also invest in exchange-traded funds (“ETFs”) that could expose the Fund to high yield securities.
In selecting investments for the Fund, the Adviser and Green Square consider various factors, including: a security’s maturity, duration, coupon, yield, credit quality, call protection and relative value and the outlook for interest rates and the economy. The Adviser or Green Square may sell a security for various reasons, including to adjust the Fund's sensitivity to changes in interest rates (duration), replace it with a security that offers a higher yield or better value, respond to a deterioration in credit quality, or raise cash.  The Adviser and Green Square generally consider taxes in deciding whether to sell an investment.
Typically, the securities purchased by the Fund will have maturities of fifteen years or more, but the Fund may invest in securities with any maturity.
6.	In “The Funds Summary Section” for the Tax Exempt Income Fund and the Tax Exempt Opportunities Fund, the following are added to the “Principal Risks” sub-section:
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflects the risks of the types of instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
High Yield Securities Risk.  High yield debt securities (commonly known as “junk bonds”), including floating rate loans, have greater credit risk than higher quality debt securities because their issuers may not be as financially strong.  High yield securities are inherently speculative due to the risk associated with the issuer’s ability to make principal and interest payments.  During times of economic stress, high yield securities issuers may be unable to access credit to refinance their bonds or meet their credit obligations. High yield securities tend to be less liquid.
7.
In “The Funds Summary Section” for the Tax Exempt Income Fund and Tax Exempt Opportunities Fund, the following is added as the second to last sentence of the first paragraph in the “Performance” sub-section:

Prior to January 31, 2018, Green Square did not serve as subadviser to the Fund.
8.
In “The Funds Summary Section” for the Tax Exempt Income Fund and Tax Exempt Opportunities Fund, the “Investment Adviser” and “Portfolio Manager” sub-sections are deleted and replaced with the following:

Investment Adviser:  Foresters Investment Management Company, Inc. (“FIMCO”) is the Fund’s investment adviser and Green Square serves as the subadviser to a portion of the Fund.
Portfolio Manager:  The Fund assets managed by FIMCO are managed primarily by Clark D. Wagner, President of FIMCO, who has served as Portfolio Manager or Co-Portfolio Manager of the Fund since 1991, and Patrick Tucci, CFA, who has served as Co-Portfolio Manager of the Fund since May 2016. The portion of the Fund managed by Green Square is managed primarily by Timothy Pynchon, CFA, who serves as Portfolio Manager of the Fund.  Joseph Gulli serves as Associate Portfolio Manager of the Fund. Mr. Pynchon and Mr. Gulli have managed the Fund since 2018.
9.	In “The Funds in Greater Detail” section for the Tax Exempt Income Fund, the “Principal Investment Strategies” sub-section is deleted and replaced with the following:

Principal Investment Strategies:
Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, and is not a Tax Preference Item.  This is a fundamental investment policy that can only be changed by shareholder approval.  However, the Fund typically attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax, and is not a Tax Preference Item.
Municipal securities are bonds and notes that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands), or their respective agencies, instrumentalities and authorities.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.
The Fund primarily invests in high quality municipal securities that are: (a) rated as investment grade, at the time of purchase, by at least one rating organization, such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings; or (b) if unrated, are determined by the Fund’s adviser, Foresters Investment Management Company, Inc. (the “Adviser”) to be of investment grade quality.  The Fund may invest a portion of its assets in securities that are insured by independent insurance companies as to timely payment of interest and principal to the extent it determines that the insurance improves the credit quality of the securities and the costs of insurance are reasonable in relation to the benefits. The Fund may also invest in the following types of derivatives: futures contracts, options on futures contracts, interest rate swaps and inverse floaters, to increase income, hedge against changes in interest rates or enhance potential return.  Derivatives are instruments that derive their values from other instruments, securities or indices.
To a lesser extent, the Fund may invest in high yield, below investment grade municipal bonds (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund. High yield bonds include those that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on high yield bonds that it believes can generate attractive and consistent income.  The Fund may also be exposed to high yield securities through the Adviser’s investments in exchange-traded funds (“ETFs”).
The Fund generally pursues its objective of providing shareholders with a high level of tax-exempt interest by investing in municipal bonds with maturities of fifteen years or more ("long-term" municipal bonds).  Long-term municipal bonds generally offer higher yields than comparable municipal bonds with shorter maturities.  However, they are subject to greater fluctuations in value in response to interest rate changes than municipal bonds with shorter maturities. The Fund may continue to hold bonds after they have been purchased without regard to their maturities.  For example, consistent with its investment objective, the Fund may retain bonds purchased in the past that have yields that are higher than those that are available in the current interest rate environment. The Fund may also buy and sell municipal securities of any maturity to adjust the duration of its portfolio.  Duration is a measurement of a bond's sensitivity to changes in interest rates.  For example, if a portfolio of fixed income securities has an average weighted duration of 5 years, its value can be expected to fall about 5% if interest rates rise by 1%.  If the Fund believes that interest rates are likely to rise, it may attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.
The Fund may invest in variable rate and floating rate municipal securities.  Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.

In selecting investments, the Adviser and Green Square consider, among other factors, a security’s maturity, duration, coupon and yield, relative value, credit quality and call protection, as well as the outlook for interest rates and the economy.  The Adviser or Green Square may sell a security for a variety of reasons, including adjusting the Fund's duration, to replace it with another security that offers a higher yield or better relative value, to respond to deterioration in its credit quality, or to raise cash to meet redemptions.  The Adviser and Green Square will not necessarily sell an investment if its rating or the rating of a company that insures the security is reduced or there is a default by the issuer.  The Adviser and Green Square generally take taxes into consideration in deciding whether to sell an investment.  Thus, they may decide not to sell a security if it would result in a capital gain distribution to shareholders.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund is so invested, it may not pursue its investment objective.  The Fund may choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
10.	In “The Funds In Greater Detail” section for the Tax Exempt Opportunities Fund, the “Principal Investment Strategies” sub-section is deleted and replaced with the following:
Principal Investment Strategies:
Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in municipal securities that pay interest that is exempt from federal income tax, and is not a Tax Preference Item.  This is a fundamental investment policy that can only be changed by shareholder approval.  However, the Fund typically attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax and is not a Tax Preference Item.
Municipal securities are bonds and notes that are issued by state and local governments, the District of Columbia and commonwealths, territories or possessions of the United States (including Guam, Puerto Rico and the U.S. Virgin Islands), or their respective agencies, instrumentalities and authorities.  The Fund diversifies its assets among municipal bonds and securities of different states, municipalities, and U.S. territories, rather than concentrating in bonds of a particular state or municipality.
The Fund primarily invests in high quality municipal securities that are: (a) rated as investment grade, at the time of purchase, by at least one rating organization, such as Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings; or (b) if unrated, are determined by the Fund’s adviser, Foresters Investment Management Company, Inc. (the “Adviser”) to be of investment grade quality.  The Fund may invest a portion of its assets in securities that are insured by independent insurance companies as to timely payment of interest and principal to the extent it determines that the insurance improves the credit quality of the securities and the costs of insurance are reasonable in relation to the benefits. The Fund may also invest in the following types of derivatives: futures contracts, options on futures contracts, interest rate swaps and inverse floaters, to increase income, hedge against changes in interest rates or enhance potential return.  Derivatives are instruments that derive their values from other instruments, securities or indices.
To a lesser extent, the Fund may invest in fixed rate municipal bonds that are below investment grade (commonly known as “high yield” or “junk bonds”). The Adviser has retained Green Square Asset Management, LLC (“Green Square”) as a subadviser to manage this portion of the Fund. High yield bonds include those that are rated below Baa3 by Moody’s or below BBB- by S&P as well as unrated bonds that are determined by Green Square to be of equivalent quality. When making investment decisions, Green Square focuses on high yield bonds that it believes can generate attractive and consistent income.  The Fund may also be exposed to high yield securities through the Adviser’s investments in exchange-traded funds (“ETFs”).
The Fund generally pursues its objective of providing shareholders with a high level of tax-exempt interest by investing in municipal bonds with maturities of fifteen years or more ("long-term" municipal bonds).  Long-term municipal bonds generally offer higher yields than comparable municipal bonds with shorter maturities.  However, they are subject to greater fluctuations in value in response to interest rate changes than municipal bonds with shorter maturities.  The Fund may continue to hold bonds after they have been purchased without regard to their maturities.  For example, consistent with its investment objective, the Fund may retain bonds purchased in the past that have yields that are higher than those that are available in the current interest rate environment. The Fund may also buy and sell municipal securities of any maturity to adjust the duration of its portfolio.  Duration is a measurement of a bond's sensitivity to changes in interest rates.  For example, if a portfolio of fixed income securities has an average weighted duration of 5 years, its value can be expected to fall about 5% if interest rates rise by 1%.  If the Fund believes that interest rates are likely to rise, it may attempt to reduce its duration by purchasing municipal securities with shorter maturities or selling municipal securities with longer maturities.
The Fund may invest in variable rate and floating rate municipal securities.  Variable and floating rate securities pay interest which adjusts at specific intervals or when a benchmark rate changes.
In selecting investments, the Adviser and Green Square consider, among other factors, a security’s maturity, duration coupon and yield, relative value, credit quality and call protection, as well as the outlook for interest rates and the economy. The Adviser or Green Square may sell a security for a variety of reasons, including to adjust the Fund's duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions.  The Adviser or Green Square will not necessarily sell an investment if its rating or the rating of a company that insures the security is reduced or there is a default by the issuer. The Adviser and Green Square generally take taxes into consideration in deciding whether to sell an investment.  Thus, they may decide not to sell a security if it would result in a capital gain distribution to shareholders.
The Fund seeks total return through actively trading to take advantage of relative value opportunities in the municipal bond market.  As a result, the Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return and yield for the Fund.
The Fund reserves the right to take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  When the Fund is so invested, it may not pursue its investment objectives.  The Fund may choose not to take defensive positions.
Information on the Fund’s holdings can be found in the most recent annual report, and information concerning the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (see back cover).
The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this prospectus.
11.	In “The Funds In Greater Detail” section for the Tax Exempt Income Fund and Tax Exempt Opportunities Fund, the following are added as Principal Risks:
Exchange-Traded Funds Risk:
The risks of investing in securities of ETFs typically reflect the risks of the types of instruments in which the underlying ETF invests. Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV.  In addition, ETFs are investment companies, and the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.

High Yield Securities Risk:
High yield bonds and other types of high yield securities have greater credit risk than higher quality securities because the companies that issue them may not be as financially strong as companies with investment grade ratings.  High yield securities, commonly referred to as junk bonds, are considered to be inherently speculative due to the risk associated with the issuer’s continuing ability to make principal and interest payments.  Lower quality securities generally tend to be more sensitive to these changes than higher quality securities.  During times of economic stress, issuers of high yield securities may be unable to access the credit markets to refinance their bonds or meet other credit obligations.  Investments in high yield securities may be volatile. High yield securities tend to be less liquid than higher quality securities, particularly if there is a deterioration in the economy or the financial prospects of their issuers.
12.	The following changes are made to the “Fund Management In Greater Detail” section:
•
The information regarding Mr. Wagner and Mr. Tucci  under the heading “The Adviser” is modified to reflect that they each are primarily responsible for managing the Fund assets managed by Foresters Investment Management Company, Inc.

•	The following section is added:
The Subadviser.
Green Square serves as the investment subadviser for a portion of the Tax Exempt Income Fund and Tax Exempt Opportunities Fund. Green Square has discretionary trading authority over all of its portion of each Fund for which it acts as subadviser, subject to continuing oversight and supervision by FIMCO and the Fund’s Board of Trustees. Green Square is located at []. Green Square was founded in 2016 as a strategic partnership between Green Square Capital Advisors, Boston and Green Square Capital, Memphis. The firm focuses on all aspects of high yield, including portfolio management, analysis, trading restructuring and investment banking. As of November 30, 2017, Green Square managed approximately $300 million in assets.
The portion of the Tax Exempt Income Fund and Tax Exempt Opportunities Fund managed by Green Square is managed primarily by Timothy Pynchon, CFA. Mr. Pynchon is a partner and the founder of Green Square Capital Advisors which started in 2016. Prior to Green Square, Mr. Pynchon worked for Oppenheimer Asset Management (2013-2016) and has worked in asset management since 1982. Joseph Gulli serves as Associate Portfolio Manager. Mr. Gulli is a partner and head of credit research at Green Square Advisors. He has been with Green Square since its inception in 2016, prior to which he worked at Oppenheimer Asset Management (2014-2016) and Lord Abbett & Co (2007-2014). Messrs. Pynchon and Gulli have served as portfolio managers to these Funds since 2018.
•	The information under the heading “Other Information” is modified to reflect that Green Square is also a registered investment adviser under the Investment Advisers Act of 1940.

13.
In the “Shareholder Information” section, the information regarding Institutional Class Shares under the heading “What Share Classes are Offered by the Funds” is deleted and replaced with the following:

Institutional Class shares:  Institutional Class shares of the Funds are available to eligible investors.  Eligible investors may include individuals, corporations, registered investment companies, trust companies, endowments and foundations. Institutional Class shares of the Tax Exempt Income Fund and Tax Exempt Opportunities Fund may also be available on brokerage platforms of firms that have agreements with the Funds’ principal underwriter to offer such shares solely when acting as an agent for the investor.  The Funds may accept, in their

sole discretion, investments in Institutional Class shares from purchasers not listed above.   Eligible investors must make a minimum initial investment of $2,000,000 per Fund account.  The Funds reserve the right to waive the minimum initial account size requirement for Institutional Class shares offered through brokerage and retirement plan service providers.  Institutional Class shares of the Funds are sold at the net asset value and do not charge Rule 12b-1 fees and are not subject to third-party sub-transfer agency or record-keeping fees.  An investor transacting in the Institutional Class shares through a financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary.  Each Fund also offers other share classes with different fees and expenses.

14.	In the “Shareholder Information” section, the following is added as the last paragraph in the “What are the sales charges?” sub-section:
Commissions on Institutional Class Shares: The Funds do not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Institutional Class shares. However, if you purchase Institutional Class shares through a financial intermediary, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.  Because the Funds are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Institutional Class shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable Fund nor are they reflected in the performance information shown in the prospectus for the Funds because they are not charged by the Funds.
******
Please retain this Supplement for future reference.

TEP0118

SUPPLEMENT DATED JANUARY 31, 2018
FIRST INVESTORS TAX EXEMPT FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2017

1.	In Part I of the Statement of Additional Information (“SAI”), the following is added at the end of the “Investment Advisory Services and Fees” section:

For each Fund that is subadvised in part by a subadviser, the Adviser is responsible for paying the subadviser a fee, in accordance with a schedule that is described below, based on the amount of the Fund’s daily net assets that is managed by the subadviser.  The Fund assets not managed by a subadviser are generally invested by the Adviser.  For purposes of calculating the fee to be paid to a subadviser (described below), the Fund assets invested by the Adviser are excluded from each of the Fund’s daily net assets.

Pursuant to a Subadvisory Agreement, the Adviser has undertaken to pay Green Square Asset Management,  LLC (“Green Square”) an annual subadvisory fee, paid monthly for managing a portion of the assets of the First Investors Tax Exempt Income Fund and Tax Exempt Opportunities Fund allocated to it by the Adviser, according the following schedule:

Tax Exempt Income Fund and Tax Exempt Opportunities Fund

1.The average daily net assets of First Investors Tax Exempt Income Fund  and First Investors Tax Exempt Opportunities Fund managed by Green Square shall be aggregated;

2.  A blended fee shall then be computed on the sum as if the two Funds were combined using the following schedule:

Subadvisory Fees as % of Average Daily Net Assets
0.40%

3. The fee payable under this Agreement with respect to each Fund shall then be computed by multiplying the fee by the ratio of the average daily net assets of each Fund to the sum of the average daily net assets of both Funds that are being managed by the Subadviser.

Part II of this SAI includes additional information regarding the Subadvisory Agreement. Green Square did not manage any portion of the First Investors Tax Exempt Income Fund or the First Investors Tax Exempt Opportunities Fund prior to January 31, 2018. Therefore, no subadvisory fees were paid by the Adviser with respect to these Funds during the three prior fiscal years.

2.	In Part I of the SAI, in the “Portfolio Managers” section, the following table is added under the heading “A. Other Accounts Managed by Portfolio Managers for the Fiscal Year Ended December 31, 2016”:

Green Square’s Portfolio Managers*
Timothy Pynchon: Tax Exempt Income Fund Tax Exempt Opportunities Fund	Other Registered Investment Companies	3	$237.0	0	$0
	Other Pooled Investment Vehicles	14	$63.0	0	$0
	Other Accounts	0	$0	0	$0
Joseph Gulli: Tax Exempt Income Fund Tax Exempt Opportunities Fund	Other Registered Investment Companies	3	$237.0	0	$0
	Other Pooled Investment Vehicles	14	$63.0	0	$0
	Other Accounts	0	0	0	$0
*Information for the Green Square Portfolio Managers is provided as of November 30, 2017.

3.
In Part I of the SAI, in the “Portfolio Managers” section, the following is added under the heading “B. Potential Conflicts of Interest In Other Managed Accounts for Fiscal Year Ended December 31, 2016”:

Green Square’s Portfolio Managers:

Green Square’s portfolio managers are often responsible for managing other accounts. Potential conflicts of interest may be presented in connection with the portfolio managers’ management of the Fund’s investments, on one hand, and the investments of other accounts, on the other. Green Square has established written policies and procedures to address any potential conflict of interest that may arise from managing more than one account.

4.	In Part I of the SAI, in the “Portfolio Managers” section, the following is added under the heading “C. Structure of Portfolio Managers Compensation for Fiscal Year Ended December 31, 2016”:

Green Square’s Portfolio Managers:

The incentives of Green Square’s portfolio managers are based upon a market salary, a bonus component based upon individual performance against individual goals, and a bonus component based upon firm performance. The majority the portfolio managers’ compensation is based upon market salary, thus Green Square believes they are not incentivized to take undue risk in managing client assets in order to make significantly more money.  Green Square’s compliance team analyzes the investments in the portfolios, the execution of the trades, dispersion between clients, and the risk adjusted performance on an annual basis to insure management of the portfolios is in keeping with the investment guidelines and our internal underwriting procedures.

5.	In Part I of the SAI, in the “Portfolio Managers” section, the following table is added under the heading “D. Portfolio Manager Fund Ownership For Fiscal Year Ended December 31, 2016”:

Green Square’s Portfolio Managers:
Name	Funds Covered by this SAI	Dollar Range of Fund Ownership (dollars)
Timothy Pynchon	Tax Exempt Income Fund and Tax Exempt Opportunities Fund	None
Joseph Gulli	Tax Exempt Income Fund and Tax Exempt Opportunities Fund	None

6.	In Part I of the SAI, the dash marks (-) next to High Yield Securities and U.S. Government Securities in the table included in Appendix A are replaced by check marks (✓).

7.	In Part II of the SAI, the following information is added to the second to last paragraph in the “Portfolio Holdings Information Policies and Procedures” section:

Green Square Asset Management, LLC (“Green Square”) uses policies that comply with the policies of the First Investors Funds. Generally, Green Square will not disclose non-public portfolio holding information except as necessary to certain service providers or pursuant to a regulatory request, court order or other legal proceedings and the approval of Green Square’s Chief Compliance Officer.

8.	In Part II of the SAI, in the “Management of the Funds” section, the following is added as the last paragraph under the heading “A. Advisory and Subadvisory Services.”:
Green Square serves as the investment subadviser to a portion of the assets of the First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund, each a series of First Investors Tax Exempt Funds, pursuant to a subadvisory agreement (“Subadvisory Agreement”).  Under the Subadvisory Agreement, Green Square is responsible for managing a portion of each such Fund’s investments, subject to the oversight of FIMCO and the Board.  FIMCO is responsible for paying Green Square a subadvisory fee with respect to the portion of each such Fund managed by Green Square, as set forth in Part I of the SAI for the Fund.  The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either the Board or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.  The Subadvisory Agreement also provides that it will terminate automatically if assigned or upon termination of the Advisory Agreement, and that it may be terminated at any time without penalty by the Board or a vote of a majority of the outstanding voting securities of the Fund or by the subadviser upon not more than 60 days nor less than 30 days written notice.  The Subadvisory Agreement provides that Green Square will not be liable for any error of judgment or for any loss suffered by a Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

9.	In Part II of the SAI, in the “Management of the Funds” section, the following is added as the last paragraph under the heading “B. Codes of Ethics”:

Green Square, which serves as subadviser to a portion of the assets of the First Investors Tax Exempt Income Fund and First Investors Tax Exempt Opportunities Fund, also has similarly adopted a Code of Ethics that governs the personal securities trading and conduct of its portfolio managers and other Access Persons. Personnel subject to Green Square’s Code of Ethics may purchase and sell securities for their personal accounts subject to certain restrictions. Generally, personal securities transactions are subject to pre-clearance and other rules.

10.
In the SAI Part II, in the “Management of the Funds” section under the heading “C. Proxy Voting Policies and Procedures.” the first sentence under the subheading “1. FIMCO” is deleted and replaced with the following:

FIMCO has delegated the responsibilities of monitoring and voting proxies on behalf of the Funds managed in whole or in part by FIMCO to Broadridge Investor Communications Solutions Inc. (“Broadridge”).

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Please retain this Supplement for future reference.

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